UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
MediaCo Holding Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

MEDIACO HOLDING INC.
395 Hudson Street, Floor 7
New York, New York 10014
July 8, 2022
Dear Shareholder:
The directors and officers of MediaCo Holding Inc. join me in inviting you to attend a virtual special meeting of our shareholders on Tuesday, July 26, 2022, at 11:30 a.m. Eastern time, via virtual conference using +1 646-9313860 (Webinar ID: 841 3083 4431; Passcode: 126946). We are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the coronavirus (COVID19) situation. As a result, we have decided to hold the meeting solely by means of remote communication (i.e., a virtual-only meeting). To the extent there are further changes, we plan to announce any such updates on our website (www.MediaCoHolding.com) under the Investors heading, and we encourage you to check this page of our website prior to the meeting.
The formal notice of the special meeting and the proxy statement appear on the following pages. After reading the proxy statement, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.
We hope that you will dial in to attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. In light of the meeting being held virtually, we strongly recommend that you vote your shares in advance of the meeting even if you plan to attend. Instructions on how to vote or change your vote are found in the sections entitled “Questions and Answers About this Special Meeting—How do I vote my shares before the special meeting?” and “Questions and Answers About this Special Meeting—How can I change my vote?” We look forward to talking to you on Tuesday, July 26, 2022.
Sincerely,

Rahsan-Rahsan Lindsay Chief Executive Officer
This proxy statement is dated July 8, 2022, and we mailed to our shareholders of record as of June 30, 2022 (other than those who previously requested electronic or paper delivery of our proxy materials) a notice of internet availability of proxy materials on or about that date.

MEDIACO HOLDING INC.
395 HUDSON STREET, FLOOR 7 NEW YORK, NEW YORK 10014
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 2022
The special meeting of the shareholders of MediaCo Holding Inc. will be held on Tuesday, July 26, 2022, at 11:30 a.m. Eastern time, via virtual conference using +1 646-931-3860 (Webinar ID: 841 3083 4431; Passcode: 126946). However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the coronavirus (COVID-19) situation. As a result, we have decided to hold the meeting solely by means of remote communication (i.e., a virtual-only meeting). To the extent there are any further changes, we plan to announce any such updates on our website (www.MediaCoHolding.com) under the Investors heading, and we encourage you to check this page of our website prior to the meeting.
Holders of Common Shares of MediaCo will be asked to consider and vote on the approval of the potential issuance of additional Class A shares.
We describe this proposal in more detail in the accompanying proxy statement, which you should read in its entirety before voting.
Only shareholders of record at the close of business on June 30, 2022, are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.
By order of the Board of Directors,

Bradford A. Tobin Secretary
New York, New York
July 8, 2022

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 26, 2022.

The proxy statement is available, free of charge, at www.proxyvote.com.

Also available on the website is the MediaCo proxy card, as well as additional voting information.

Page
QUESTIONS AND ANSWERS ABOUT THIS SPECIAL MEETING	1
FORWARD-LOOKING STATEMENTS	5
PROPOSAL 1: POTENTIAL ISSUANCE OF ADDITIONAL CLASS A SHARES	6
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT	8
SHAREHOLDER PROPOSALS	9
OTHER MATTERS	9
NON-INCORPORATION OF CERTAIN MATTERS	0
EXPENSES OF SOLICITATION	9
HOUSEHOLDING OF PROXY MATERIALS	9

MEDIACO HOLDING INC.

395 HUDSON STREET, FLOOR 7
NEW YORK, NEW YORK 10014
PROXY STATEMENT
In this proxy statement, MediaCo Holding Inc. is referred to as “we,” “us,” “our,” “our company,” “the company” or “MediaCo.”
QUESTIONS AND ANSWERS ABOUT THIS SPECIAL MEETING
Q: Why did I receive this proxy statement?
As a MediaCo shareholder, you received this proxy statement because our board of directors is soliciting your proxy to vote at the special meeting of shareholders. The special meeting will be held on Tuesday, July 26, 2022, at 11:30 a.m., Eastern time, via virtual conference using +1 646-931-3860 (Webinar ID: 841 3083 4431; Passcode: 126946).
This proxy statement summarizes the information you need to know to vote on an informed basis at the special meeting; however, you do not need to attend the special meeting to vote your shares. For information regarding how to vote your shares, see “How do I vote my shares before the special meeting?” We expect to begin sending or otherwise making available this proxy statement, the annual report, notice of special meeting and the proxy card(s) on or about July 8, 2022, to all shareholders entitled to vote.
Q: What am I voting on?
You are being asked to consider and vote on the approval of the potential issuance of additional Class A Shares, as defined herein.
Q: Who is entitled to vote?
Holders of outstanding shares of MediaCo’s Class A Common Stock, par value $0.01 per share (“Class A
Shares”) and holders of outstanding shares of MediaCo’s Class B Common Stock, par value $0.01 per share (“Class B Shares” and together with the Class A Shares, “Common Shares”) as of the close of business on June 30, 2022, the record date, are entitled to vote at the special meeting. As of June 30, 2022, 3,141,368 Class A Shares and 5,413,197 Class B Shares were issued and outstanding. As of June 30, 2022, there were no shares of MediaCo’s Class C Common Stock, par value $0.01 per share, issued or outstanding.
Q: Has the board of directors made any recommendation with respect to each proposal?
The board of directors recommends that holders Common Shares vote approval of the potential issuance of additional Class A Shares.
Q: What does it mean if I get more than one proxy card?
If you receive more than one proxy card, it means you hold Common Shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your Common Shares are voted.
Q: What are the voting rights of the Common Shares?
Each Class A Share is entitled to one vote and each Class B Share is entitled to ten votes. Generally, the holders of Class A and Class B Shares vote together as a single group. However, the two classes vote separately in connection with the election of directors, certain “going private” transactions and other matters as provided by law.
At this special meeting, the Class A and Class B Shares will vote together on the approval of the potential issuance of additional Class A Shares. The Company knows of no other business to be presented for consideration at the special meeting other than the items indicated herein. If other matters are properly presented at the special meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion.

Q: How do I vote my shares before the special meeting?
If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.
•
Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern time on July 25, 2022, by calling the toll-free telephone number on the enclosed proxy card, (800) 690-6903. Telephone proxy submission is available 24 hours a day. Voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•
Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern time on July 25, 2022, by accessing the website listed on your proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•
Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card. Your proxy card must be received by the Secretary before the start of the meeting in order for your vote to be counted.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the special meeting and vote in person.
If your shares are held in the name of a bank, broker or other holder of record, then you are the beneficial owner of shares held in “street name.” The notice of special meeting, proxy statement, and accompanying materials have been forwarded to you by your broker, bank, or other holder of record that is considered the “holder of record” of those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record in voting your shares and you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares.
Q: If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?
Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Unless you provide voting instructions to your broker, your broker does not have discretionary authority to vote on approval of the potential issuance of additional Class A Shares. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Q: How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If you provide specific voting instructions, your shares will be voted at the special meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR approval of the potential issuance of additional Class A Shares.
Q: What is an “abstention” or a broker “non-vote” and how do they affect the vote?
An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions with respect approval of the potential issuance of additional Class A Shares will have no effect on the outcome of the vote.
A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will not have such discretionary voting power to vote Common Shares with respect to the approval of the potential issuance of additional Class A Shares. Common Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote represented at the meeting and entitled to vote and, consequently, as a general matter, will have no effect on the outcome of the vote.

Q: How can I change my vote?
You may revoke your proxy at any time before it is exercised by:
•	Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the special meeting;
•	Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the special meeting; or
•	Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern time on July 25, 2022.
Any written notice of revocation, or later dated proxy, should be delivered to:
MediaCo Holding Inc.

395 Hudson Street, Floor 7
New York, New York 10014
Attention: Bradford A. Tobin, Secretary
Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary before we begin voting at the special meeting.
If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.
Q: Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes.
Q: What constitutes a quorum?
A majority of the combined voting power of the outstanding Class A and Class B Shares entitled to vote at the meeting constitutes a quorum for the items to be voted on by the Common Shares at the special meeting (i.e., counting one vote for each share of outstanding Class A Shares and ten votes for each share of outstanding Class B Shares, present in person or represented by proxy).
Q: How many votes are needed for approval of each proposal?
The approval of the potential issuance of additional Class A Shares requires that the number of votes cast in favor of that proposal by holders of our outstanding Class A Shares and Class B Shares entitled to vote thereon, voting together, exceed the number of votes cast against the proposal by such holders of our outstanding Class A Shares and Class B Shares.
Q: What percentage of stock does our largest individual shareholder own and how does it intend to vote? What about executive officers and directors?
SG Broadcasting LLC (“SG Broadcasting”), is our largest single shareholder, beneficially owning approximately 91.53% of our Class A Shares and 100% of our Class B Shares as of June 30, 2022. Representatives of SG Broadcasting have informed us that they intend to vote in favor of approval of the potential issuance of additional Class A Shares. If SG Broadcasting does so, the approval of the potential issuance of additional Class A Shares is expected to be approved because SG Broadcasting controls approximately 96.75% of the combined voting power of our outstanding Common Shares.
All directors and executive officers together own outstanding Class A Shares and Class B Shares representing 1.10% of the combined voting power of our outstanding Common Shares.
Q: Does MediaCo offer an opportunity to receive future proxy materials electronically?
Yes. If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at Legal@MediaCoHolding.com or by phone at (212) 367-1608. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.
If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.
Electronic delivery saves MediaCo money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. MediaCo charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.
You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at Legal@MediaCoHolding.com or by phone at (212) 367-1608.
Q: Who can attend the special meeting?
All shareholders of record as of June 30, 2022, as well as holders of shares held in street name, may attend via virtual conference by dialing into +1 646-931-3860 (Webinar ID: 841 3083 4431; Passcode: 126946).
Q: Where will the meeting take place?
We intend to hold our special meeting virtually via virtual conference using +1 646-931-3860 (Webinar ID: 841 3083 4431; Passcode: 126946). We are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the coronavirus (COVID-19) situation. As a result, we have decided to hold the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our website (www.MediaCoHolding.com) under the Investors heading, and we encourage you to check this page of our website prior to the meeting.
Q: What do I do if I have additional questions?
If you have any questions prior to the special meeting, please contact our Investor Relations Department by e-mail at Legal@MediaCoHolding.com or by phone at (212) 367-1608.

FORWARD-LOOKING STATEMENTS
This proxy statement (this “proxy statement”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that could cause actual results to difference materially from the results anticipated in these forward-looking statements are contained in MediaCo Holding Inc.’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and elsewhere, and other filings that the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this proxy statement represent our estimates and assumptions only as of the date of this proxy statement and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.
The Company undertakes no obligation to update or revise any forward-looking statements contained in this proxy statement, whether as a result of new information, future events, a change in our views or expectations or otherwise except as required by the federal securities laws.

PROPOSAL 1: ISSUANCE OF ADDITIONAL CLASS A SHARES
The Company is seeking shareholder approval of the potential issuance of Class A Shares in excess of 19.9% of the number of outstanding shares of common stock of the Company, as such outstanding shares are calculated as of June 30, 2022, without taking into consideration the number of Class A Shares issuable upon conversion of the May 2021 SG Broadcasting Promissory Note (as defined below).
Background
On November 25, 2019, SG Broadcasting contributed to the Company $6,250,000, in exchange for which the Company issued to SG Broadcasting a promissory note (the “Original SG Broadcasting Promissory Note”). On February 28, 2020, the Company replaced the Original SG Broadcasting Promissory Note with an amended and restated promissory note (the “Amended and Restated SG Broadcasting Promissory Note”), increasing the potential aggregate outstanding principal amount thereunder to $10,250,000, together with interest thereon calculated in accordance therewith. On March 27, 2020, the Company replaced the Amended and Restated SG Broadcasting Promissory Note with a further amended and restated promissory note (the “Second Amended and Restated SG Broadcasting Promissory Note”), further increasing the potential aggregate outstanding principal amount thereunder to $20,000,000, together with interest thereon calculated in accordance therewith. The entire $20,000,000 principal amount borrowable under the Second Amended and Restated SG Broadcasting Promissory Note is outstanding as of June 30, 2022, together with accrued but unpaid interest of $4,855,372.48.
On September 30, 2020, SG Broadcasting loaned an additional $250,000 to the Company pursuant to an additional promissory note (the “Second SG Promissory Note”). The entire $250,000 principal amount borrowable under the Second SG Promissory Note is outstanding as of June 30, 2022, together with accrued but unpaid interest of $47,949.64. On May 19, 2021, the Company issued to SG Broadcasting an additional promissory note (the “May 2021 SG Broadcasting Promissory Note” and, collectively with the Second Amended and Restated SG Promissory Note and the Second SG Promissory Note, the “SG Broadcasting Notes”). Up to $7,000,000 may be borrowed pursuant to the May 2021 SG Broadcasting Promissory Note. Of such amount, $4,000,000 in original principal amount is outstanding as of June 30, 2022, together with accrued but unpaid interest of $491,564.14.
The SG Broadcasting Notes carry interest at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.0%, and an additional increase of 1.0% on November 25, 2021 and additional annual increases of 1.0% following each successive anniversary thereafter. The May 2021 SG Broadcasting Promissory Note matures on May 25, 2025 and interest is payable in kind through maturity. Subject to prior shareholder approval of the issuance of the shares, the May 2021 SG Broadcasting Promissory Note is convertible into MediaCo Class A common stock at the option of SG Broadcasting at a strike price equal to the thirty day volume weighted average price of the MediaCo Class A common stock on the date of conversion.
The SG Broadcasting Notes carry interest at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.00%, and an additional increase of 1.00% on November 25, 2021 and additional annual increases of 1.0% following each successive anniversary thereafter. The SG Broadcasting Notes have a maturity date of six (6) months after the fifth (5th) anniversary of execution of the Original SG Promissory Note. Additionally, the SG Broadcasting Notes are payable in interest in kind through maturity. The SG Broadcasting Notes are convertible into Class A Shares at the option of SG Broadcasting at a strike price equal to the thirty (30) day volume weighted average price of the Class A Shares on the date of conversion.
Each of the SG Broadcasting Notes contains a limitation on conversion of the outstanding principal and any accrued but unpaid interest thereunder into Class A Shares, such that the maximum number of Class A Shares to be issued in connection with the conversion of the Second SG Promissory Note shall not, without the prior approval of the shareholders of the Company, (i) exceed a number of shares equal to 19.9% of the outstanding shares of common stock of the Company immediately prior to the date of issuance of such note, without taking into consideration the number of Class A Shares issuable upon conversion of such note, (ii) exceed a number of shares that would evidence voting power greater than 19.9% of the combined voting power of the outstanding voting securities of the Company immediately prior to the date of issuance of such note, without taking into consideration the number of Class A Shares issuable upon conversion of such note, or (iii) otherwise exceed such number of shares of capital stock of the Company that would violate applicable listing rules of Nasdaq, in each of subsections (i) through (iii), only to the extent required by applicable Nasdaq rules and guidance (the “Share Cap”). In the event the number of Class A

Shares to be issued upon conversion of any such note exceeds the Share Cap, then the portions of such note that would result in the issuance of any excess shares shall cease being convertible, and the Company shall instead either (x) repay such portions of such note in cash or (y) obtain shareholder approval of the issuance of Class A Shares in excess of the Share Cap prior to the issuance thereof.
On May 14, 2020 and May 13, 2021, respectively, the shareholders of the Company approved the potential issuance of Class A Shares in excess of 19.9% of the number of outstanding shares of common stock of the Company with respect to any future conversions of the Second Amended and Restated SG Promissory Note and the Second SG Promissory Note. We are now seeking shareholder approval of such an issuance with respect to any future conversions of the May 2021 SG Broadcasting Promissory Note.
Why We Are Seeking Your Approval
As previously disclosed, on April 1, 2022, the Company received a deficiency letter (the “Nasdaq Letter”) from the Nasdaq Listing Qualifications Department, notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(3), which requires the Company to maintain net income from continuing operations of $500,000 from continuing operations in the most recently completed fiscal year, or in two of the three most recently completed fiscal years (the “Minimum Net Income Requirement”), nor is it in compliance with either of the alternative listing standards, market value of listed securities or stockholders’ equity. The Company’s failure to comply with the Minimum Net Income Requirement was based on the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2021, reporting net loss from continuing operations of ($6,082,000).
Pursuant to the Nasdaq Letter, the Company had 45 calendar days from the date of the Nasdaq Letter to submit a plan to regain compliance. The Company submitted such a plan on May 16, 2022. On May 31, 2022, the Company received word that Nasdaq accepted the plan, and granted the Company an extension through August 31, 2022 to evidence compliance with the plan.
The Company’s plan provides the Company will regain compliance with Nasdaq’s listing requirements by complying with the minimum $2,500,000 stockholders’ equity requirement for continued listing. The Company expects to achieve this compliance by virtue of the conversion by SG Broadcasting of the entire $30,053,000 amount outstanding (inclusive of accrued but unpaid interest) under the SG Broadcasting Notes. The Company has already obtained the commitment of SG Broadcasting to convert the SG Broadcasting Notes into Class A Shares.
The Company has already obtained shareholder approval for the conversion of a substantial majority of the SG Note (specifically, an original principal amount of $20,250,000, plus accrued interest) into equity. However, in order to facilitate the conversion of the entire outstanding amount and permit the Company to execute the plan for remaining listed on Nasdaq, the Company is now seeking shareholder approval of the issuance of Class A Shares in excess of the Share Cap upon conversion of the May 2021 SG Broadcasting Promissory Note, up to the entire $7,000,000 original principal amount plus accrued and unpaid interest thereon, of which $4,000,000 in original principal amount, plus accrued and unpaid interest of $491,564.14, is outstanding as of June 30, 2022.
In addition to facilitating execution of the plan for remaining listed on Nasdaq, conversion of the SG Broadcasting Notes is expected to enable us to conserve cash and direct our resources towards growth and improve our ability to meet our debt obligations and pay our liabilities in a manner that may be less dilutive than raising capital on the open market and to ensure our compliance with Nasdaq’s Listing Rules. The issuance of Class A Shares in excess of the Share Cap would likely result in a dilutive effect on the holders of Class A Shares at the time of the issuance. Unless we obtain shareholder approval of the issuance of Class A Shares in excess of the Share Cap, however, we will not be able to issue Class A Shares in excess of the Share Cap to SG Broadcasting upon their election to convert into Class A Shares amounts outstanding under the May 2021 SG Broadcasting Promissory Note, which we would expect to prevent execution of the plan for remaining listed on Nasdaq and have a material adverse effect on our financial condition and results of operations.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE POTENTIAL ISSUANCE OF ADDITIONAL CLASS A SHARES

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
As of June 30, 2022, there were 3,141,368 Class A Shares and 5,413,197 Class B Shares issued and outstanding. The Class A Shares are entitled to an aggregate of 3,141,368 votes and the Class B Shares are entitled to an aggregate of 54,131,970 votes. The following table shows, as of June 30, 2022, the number of shares and percentage of our Class A Shares and Class B Shares held by each person known to us to own beneficially more than five percent of the issued and outstanding Class A Shares or Class B Shares, by our named executive officers and our directors, and by our named executive officers and directors as a group. Unless otherwise specified, the address of each person listed is: 395 Hudson Street, Floor 7, New York, New York 10014.
	Class A Shares		Class B Shares
Five Percent Shareholders, Directors, Nominees and Executive Officers	Amount and Nature of Beneficial Ownership Class A Shares(1)(2)	Percent of Class	Amount and Nature of Beneficial Ownership Class B Shares(1)	Percent of Class	Total Beneficial Ownership of Outstanding MediaCo Interests(2)	Percent of Total Voting Power of Outstanding MediaCo Interests
Standard General, L.P.	27,777,030 (3)	91.53%	5,413,197	100.00%	27,777,030	96.75%
Ann C. Beemish	93,106	2.96%	—	—	93,106	*
J. Scott Enright		—	0.00%	—	—	—
Andrew P. Glaze	60,167	1.92%	—	—	60,167	*
Laura A. Lee	74,265	2.36%	—	—	74,265	*
Rahsan-Rahsan Lindsay	175,398	5.58%	—	—	175,398	*
Mary Beth McAdaragh	21,486	0.68%	—	—	21,486	*
Deborah A. McDermott	14,470	0.47%	—	—	14,470	*
Jeffrey H. Smulyan	327	0.01%	—	—	327	*
Bradford A. Tobin	190,436	6.06%	—	—	190,436	*
Patrick M. Walsh	—	0.00%	—	—	—	*
All Named Executive Officers and Directors as a Group (10 persons)	629,925	20.05%	—	—	629,925	1.10%
Other 5% Shareholders:
Emmis Communications Corporation	2,470,249 (4)	44.03%	—	—	2,470,249	4.13%
Catalysis Partners, LLC	164,359	5.23%	—	—	164,359	0.29%
*	Less than 1%.
(1)
Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the securities shown to be owned by such shareholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
As Class B Shares are convertible into Class A Shares at the election of the holder, the beneficial ownership reported herein assumes that the beneficial owner (and no other shareholder) elected to convert all Class B Shares beneficially owned by such beneficial owner into Class A Shares.

(3)
Includes 5,413,197 Class B Shares, as well as 10,706,823 Class A Shares that would have been issued had the Series A Preferred stock been converted into Common Shares on June 30, 2022, and 11,087,09 Class A Shares that would have been issued had the SG Broadcasting Notes been converted into Common Shares on June 30, 2022. All Common Shares beneficially owned by Standard General are held by SG Broadcasting and certain funds. Soohyung Kim is the managing member and Standard General serves as investment manager for SG Broadcasting and such funds. Mr. Kim is the managing partner and chief investment officer of Standard General and a director of the general partner of Standard General. By virtue of the foregoing, Standard General and Mr. Kim may be deemed to beneficially own these shares. Each of Mr. Kim and Standard General disclaims beneficial ownership of the shares reported except to the extent of its or his pecuniary interest in such shares. Each of SG Broadcasting, Standard General and Mr. Kim have an address of 767 Fifth Avenue, 12th Floor, New York, NY 10153.

(4)
Includes 2,469,113 Class A Shares that would have been issued had certain promissory notes held by Emmis been converted into Common Shares on June 30, 2022. Emmis has an address of 40 Monument Circle, Suite 700, Indianapolis, IN 46204.

SHAREHOLDER PROPOSALS
To be considered for inclusion in the Company’s 2023 proxy solicitation materials, shareholder proposals submitted in accordance with SEC Rule 14a-8 of the Exchange Act, must be received in writing by our corporate secretary no later than December 23, 2022. Shareholders who wish to bring business before or nominate a person for election as a director at the Company’s 2023 annual meeting (other than through a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act) must notify the corporate secretary in writing and provide the information required by the provisions of our by-laws dealing with shareholder proposals. Copies of our by-laws are available to shareholders free of charge upon request to our corporate secretary. The notice must be delivered to the corporate secretary at the principal executive offices of the Company not later than the close of business on the 90th day (March 4, 2023) nor earlier than the close of business on the 120th day (February 2, 2023) prior to the first anniversary of the 2022 annual meeting; provided, however, that in the event that the date of the 2023 annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to the 2023 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the Company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our 2023 proxy solicitation materials or consideration at the 2023 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2023 shareholder proposal and nomination filing deadline, and also retain that authority under certain other circumstances.
To comply with the universal proxy rules, once effective, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a19 under the Exchange Act no later than April 3, 2023.
OTHER MATTERS
Our board of directors knows of no other matters to be brought before this special meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.
EXPENSES OF SOLICITATION
The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by Securities and Exchange Commission rules that is commonly referred to as “householding.” Under this procedure, a single annual report, proxy statement and notice regarding the availability of proxy materials are delivered to multiple shareholders sharing an address unless we receive contrary instructions from any shareholder at that address. We will continue to send a separate proxy card to each shareholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information shareholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are MediaCo shareholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker if you hold your MediaCo shares through a broker, or notify us directly if you are a shareholder of record by sending us an e-mail at Legal@MediaCoHolding.com, calling us at (212) 367-1608 or writing to us at MediaCo Holding Inc. Investor Relations, 395 Hudson Street, Floor 7, New York, New York 10014. We will deliver promptly, upon written or oral request, a separate copy of the annual report, proxy statement, or notice regarding the availability of proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

If you currently receive multiple copies of our proxy statement and annual report at your address and would like to request “householding” of your communications, you should contact your broker, or, if you are a record holder of MediaCo shares, you should submit a written request to our transfer agent, American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 25, 2022 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 25, 2022 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88828-S50200

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEDIACO HOLDING INC.

The Board of Directors recommends voting FOR proposal 1.

	For	Against	Abstain
1. The approval of the potential issuance of additional Class A shares.	☐	☐	☐

NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

Please indicate any plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement is available at www.proxyvote.com

D88829-S50200

The undersigned hereby appoints Rahsan-Rahsan Lindsay and Bradford A. Tobin, and each of them individually, as attorneys-in-fact and proxy, with full power of substitution and to vote as designated on the reverse side all shares of Class A and Class B Common Stock of MediaCo Holding Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Tuesday, July 26, 2022 at 11:30 a.m., local time, via virtual conference using +1 646-931-3860; ID: 841 3083 4431; Passcode: 126946 and at any adjournment thereof. **If a vote is not designated on the reverse side, the shares represented by this Proxy will be voted with the recommendations of the board of directors and in the discretion of the proxy holders upon such other matters as may properly come before the meeting.**

This Proxy is Solicited on Behalf of the MediaCo Holding Inc. Board of Directors

Continued and to be signed on reverse side